February 23, 2017 Brady Corporation F’17 Q2 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; deterioration or instability in the global economy and financial markets; decreased demand for our products; Brady’s ability to retain large customers; risks associated with the loss of key employees; changes in tax legislation and tax rates; Brady’s ability to execute facility consolidations and maintain acceptable operational service metrics; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; foreign currency fluctuations; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non-voting shareholders; Brady’s ability to meet certain financial covenants required by our debt agreements; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2016. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q2 F’17 Financial Summary • Sales down 0.2% to $268.0M in Q2 of F’17 vs. $268.6M in Q2 of F’16. – Organic sales increased 1.3%. – Foreign currency translation reduced sales by 1.5%. • Gross profit margin of 50.1% in Q2 of F’17 compared with 49.5% in Q2 of F’16. • SG&A expense of $94.7M (35.3% of sales) in Q2 of F’17 compared with $100.2M (37.3% of sales) in Q2 of F’16. • Net earnings of $25.3M in Q2 of F’17 compared with $15.3M in Q2 of F’16. – Q2 of F’17 positively impacted by a tax rate of 13.1%. • Net earnings per Class A Diluted Nonvoting Common Share of $0.49 in Q2 of F’17, compared with $0.30 in Q2 of F’16. – Net earnings per Class A Diluted Nonvoting Common Share would have been $0.40 if the tax rate were at its historic average of approximately 28%. • Net cash provided by operating activities of $19.3M in Q2 of F’17 compared with $27.9M in Q2 of F’16.

4Sales Overview • 1.3% organic sales growth: • ID Solutions – Organic sales growth of 1.9%. • Workplace Safety – Organic sales decline of (0.2%). • (1.5%) decrease due to currency translation. Q2 F’17 SALES: • Organic sales growth in all regions of our IDS business, with strongest growth in Europe. • Organic sales growth continues in our WPS Europe business offset by declines in North America. • Foreign currency translation headwinds persist. Q2 F’17 SALES COMMENTARY: Organic Sales Growth SALES (millions of USD)

Gross Profit Margin 5 • GPM of 50.1% in Q2 of F’17 compared with 49.5% in Q2 of F’16. • GPM improved due to ongoing efficiency gains throughout our global operations. GROSS PROFIT MARGIN COMMENTARY: GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense declined $5.5M, finishing at $94.7M in Q2 of F’17 compared to $100.2M in Q2 of F’16, continuing the general downward trend. • The ongoing declines in SG&A expense are a direct result of focused efforts on driving efficiencies across the organization, while improving the overall customer buying experience. SG&A EXPENSE: SG&A and SG&A% of SALES (millions of USD)

7Net Earnings & EPS * Net Earnings from Continuing Operations, Excluding Certain Items in F’15 and Net Earnings from Continuing Operations Per Class A Diluted Share in F’15 are non-GAAP measures. See appendix. • Q2 F’17 net earnings were $25.3M compared to $15.3M in Q2 of F’16. • The increase in earnings was driven by improved gross profit margins, efficiencies in operating expenses, and a lower income tax rate. • Net earnings were positively impacted by one time discrete tax benefits of $0.09 per share, resulting in an income tax rate of 13.1% for the quarter ended January 31, 2017. Q2 F’17 – NET EARNINGS & EPS: NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED SHARE, EXCLUDING CERTAIN ITEMS IN F’15* NET EARNINGS FROM CONTINUING OPERATIONS, EXCLUDING CERTAIN ITEMS IN F’15* (millions of USD)

8Cash Generation & Uses • Cash flow from operating activities was $19.3M in Q2 of F’17 compared to $27.9M in Q2 of F’16. • Free cash flow* was $16.0M in Q2 of F’17 compared to $26.3M in Q2 of F’16. • Returned $10.5M to our shareholders in the form of dividends in Q2 of F’17. • Cash flow from operating activities in Q2 of F’17 was down versus Q2 of F’16 due to the timing of certain employee-related incentive compensation payments, which were paid in Q1 of F’16 vs. Q2 of F’17. CASH FLOWS IN Q2 OF F’17: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. Cash Flow from Operating Activities (millions of USD)

Net Debt & EBITDA 9 NET DEBT / TTM EBITDA* • January 31, 2017 Cash = $125.2M, Debt = $162.9M, and trailing twelve month EBITDA = $157.5M. • Net Debt/EBITDA* = 0.2 to 1. • Net debt declined $94.8M over the last twelve months, finishing at $37.7M at January 31, 2017 compared to $132.5M at January 31, 2016. • Balance sheet provides flexibility for future cash uses. STRONG BALANCE SHEET: * EBITDA is a non-GAAP measure. See appendix for the reconciliation of net earnings to EBITDA. NET DEBT (millions of USD)

10Increasing Full Year F’17 EPS Guidance F’17 Diluted EPS $1.75 to $1.85 Guidance Assumptions: • Low single digit organic sales declines to slight organic sales growth. • Full-year depreciation and amortization expense of approximately $30M. • Full-year income tax rate in the mid-20% range and income tax expense for the second half of F’17 in the upper-20% range. • Full-year capital expenditures of approximately $20M.

Q2 F’17 vs. Q2 F’16 PERFORMANCE (millions of USD) 11Identification Solutions • Revenues up 0.6%: • Organic = 1.9% • Fx = - (1.3)% • Organic sales growth in all regions with mid-single digit growth in European business. • Segment profit as a percent of sales increased as a result of ongoing operational improvements and management of operating expenses. Q2 F’17 SUMMARY: • Expect low-single digit organic sales growth in F’17. • Expect segment profit to continue to be in the mid-teens as a percent of sales in F’17. OUTLOOK: Q2 F’17 Q2 F’16 Change Sales $ 191.0 $ 189.8 + 0.6% Segment Profit 29.0 23.1 + 25.6% Segment Profit % 15.2% 12.1% + 3.1 pts SALES & SEGMENT PROFIT % (millions of USD)

Q2 F’17 vs. Q2 F’16 PERFORMANCE (millions of USD) 12Workplace Safety • Revenues decreased (2.3%): • Organic = - (0.2)% • Fx = - (2.1)% • Continued organic growth in Europe offset by high-single digit declines in the U.S. • Australia has returned to growth, with mid single-digit organic sales growth in Q2 of F’17. • Digital sales increased by nearly 20% in Europe. • Segment profit declined due to decreases in sales and compressed gross profit margins partially caused by business mix. Q2 F’17 SUMMARY: • Expect low-single digit organic sales declines in F’17. • Expect segment profit to be in the upper single digits as a % of sales in F’17. OUTLOOK: Q2 F’17 Q2 F’16 Change Sales $ 77.0 $ 78.9 - 0.2% Segment Profit 6.1 6.3 - 3.8% Segment Profit % 7.9% 8.0% - 0.1 pts SALES & SEGMENT PROFIT % (millions of USD)

13Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com

Appendix 14

COMPARABLE INCOME STATEMENTS (millions of USD) 15Comparable Income Statements

(‘000s of USD) 16Debt Structure

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation. EBITDA (‘000s of USD) 17EBITDA Reconciliation

Brady is presenting the Non-GAAP measures "Net Earnings from Continuing Operations Excluding Certain Items“ and “Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items.” These are not calculations based upon GAAP. The amounts included in these Non-GAAP measures are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe these measures provide an important perspective of underlying business trends and results and provide more comparable measures from year to year. The tables below provide reconciliations of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items, and Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items. Reconciliations of F’15 Non-GAAP Net Earnings from Continuing Operations (‘000s of USD) 18Non-GAAP Reconciliations